UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/06/2014

INNOSPEC INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8310 South Valley Highway, Suite 350, Englewood, CO 80112
(Address of principal executive offices, including zip code)

303-792-5554
(Registrant’s telephone number, including area code)

8375 South Willow Street
Littleton
CO 80124
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 6, 2014, Innospec Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the quarter ended March 31, 2014.

Item 7.01.    Regulation FD Disclosure

The Press Release also announced that on May 5, 2014 the Company's Board of Directors declared a bi-annual dividend of $0.27 per share of Innospec Inc. (IOSP) common stock. The dividend will be paid on May 28, 2014 to shareholders of record at close of business on May 19, 2014.

Item 9.01.    Financial Statements and Exhibits

A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 to the Form 8-K, the information under Item 2.02 and 7.01 and the Press Release exhibit to this Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section 18, or shall such information and exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), unless the Company expressly states that such information and exhibit are to be considered "filed" under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: May 07, 2014	By:	/s/ David E. Williams
David E. Williams
VP, General Counsel, CCO and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated May 6, 2014 announcing Innospec Inc's financial results for the quarter ended March 31, 2014